Exhibit 99.2

QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. It is focused on generating predictable, tax-sheltered cash flow and attractive total return for Stockholders. www.broadstone.com

Q4 2017 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	2

Q4 2017 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Broadstone Net Lease Inc.'s (the "Company," "BNL," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2017 and June 30, 2017.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks, which may cause the Company’s actual future results to differ materially from expected results, including risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in the Company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	3

Q4 2017 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net lease commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain control of their critical locations, while conserving their debt and equity to fund their fundamental business operations.

Senior Management

Amy L. Tait

Executive Chairman of the Board & Chief Investment Officer

Christopher J. Czarnecki

Chief Executive Officer and Director

Sean T. Cutt

President and Chief Operating Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

Tim Dieffenbacher

Chief Accounting Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

EVP, Chief Compliance Officer, General Counsel, and Secretary

Timothy J. Holland
Executive Vice President and Chief Administrative Officer

Board of Directors

Amy L. Tait

Executive Chairman & Chief Investment Officer of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer of Broadstone Real Estate, LLC

Geoffrey H. Rosenberger

Lead Independent Director

Shekar Narasimhan

Independent Director

James H. Watters

Independent Director

David M. Jacobstein

Independent Director

Laurie A. Hawkes

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	4

Q4 2017 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
Financial Summary
Investment in rental property, net	$2,227,758	$1,933,320	$1,816,900	$1,743,087	$1,684,971
Total assets	2,578,756	2,244,099	2,138,177	2,047,326	1,952,054
Mortgage and notes payable, net	67,832	57,883	67,705	91,326	106,686
Unsecured term notes, net and revolver	1,109,912	848,407	811,670	778,171	759,891
Total liabilities	1,294,555	1,011,333	971,379	954,943	953,517
Total Broadstone Net Lease, Inc. stockholders' equity	1,186,825	1,140,214	1,073,307	1,006,208	911,788
Total equity (Book Value)	1,284,201	1,232,766	1,166,798	1,092,383	998,537
Total revenues	49,472	46,235	43,671	42,185	39,449
Total operating expenses	26,284	26,827	22,026	21,544	21,927
Interest expense	(9,569)	(9,380)	(7,860)	(7,942)	(5,797)
Net income (loss)	16,826	12,990	15,992	13,747	13,794
Net earnings per common share, basic and diluted	$0.84	$0.68	$0.89	$0.81	$0.86
FFO	31,460	27,189	25,248	27,537	25,006
FFO per share, basic and diluted	$1.57	$1.42	$1.40	$1.62	$1.57
AFFO	27,006	24,813	24,048	24,082	21,688
AFFO per share, basic and diluted	$1.34	$1.30	$1.33	$1.42	$1.36
Net cash provided by operating activities	25,575	27,057	21,322	23,986	(5,176)
Net cash used in investing activities	(313,614)	(127,198)	(77,252)	(93,047)	(174,457)
Net cash provided by financing activities	283,696	78,087	58,878	80,230	182,155
Distributions declared	25,015	23,949	22,537	21,267	19,537
Distributions declared per diluted share	$1.25	$1.25	$1.25	$1.24	$1.23

Portfolio Metrics
Properties	528	477	459	426	417
Rentable square feet	15.9M	14.1M	13.4M	13.3M	12.8M
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
Physical Occupancy	99.6%	98.2%	98.1%	98.1%	98.0%
Weighted average remaining lease term (years)	13.1	13.2	13.4	13.5	13.4

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	5

Q4 2017 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Rental income from operating leases	$46,603	$43,233	$41,256	$39,401	$37,164
Earned income from direct financing leases	966	968	1,074	1,133	1,138
Operating expenses reimbursed from tenants	1,812	1,995	1,296	1,617	1,114
Other income from real estate transactions	91	39	45	34	33
Total revenues	49,472	46,235	43,671	42,185	39,449
Operating expenses
Depreciation and amortization	17,294	15,643	14,733	14,593	13,048
Asset management fees	4,088	3,844	3,629	3,193	3,185
Property management fees	1,353	1,249	1,218	1,168	1,071
Acquisition expenses	-	-	-	-	2,624
Property and operating expense	1,795	2,009	1,124	1,577	895
General and administrative	1,641	1,173	1,162	963	839
State and franchise tax	113	301	160	50	265
Provision for impairment of investment in rental properties	-	2,608	-	-	-
Total operating expenses	26,284	26,827	22,026	21,544	21,927
Operating income	23,188	19,408	21,645	20,641	17,522
Other income (expenses)
Preferred distribution income	187	187	182	181	182
Interest income	113	127	115	112	79
Interest expense	(9,569)	(9,380)	(7,860)	(7,942)	(5,797)
(Cost) gain of debt extinguishment	(132)	(1,404)	(3,567)	(48)	(28)
Gain (loss) on sale of real estate	2,660	4,052	5,477	803	1,836
Other gains	379	-	-	-	-
Net income	16,826	12,990	15,992	13,747	13,794
Net income attributable to non-controlling interests	(1,296)	(1,042)	(1,265)	(1,153)	(1,314)
Net income attributable to Broadstone Net Lease, Inc.	$15,530	$11,948	$14,727	$12,594	$12,480

Weighted average number of common shares outstanding
Basic	18,515	17,617	16,623	15,582	14,497
Diluted	20,096	19,147	18,051	17,009	15,924
Net earnings per common share
Basic and diluted	$0.84	$0.68	$0.89	$0.81	$0.86

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Q4 2017 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income	$16,826	$12,990	$15,992	$13,747	$13,794
Real property depreciation and amortization	17,294	15,643	14,733	14,593	13,048
Gain on sale of real estate	(2,660)	(4,052)	(5,477)	(803)	(1,836)
Provision for impairment of investment in rental properties	-	2,608	-	-	-
FFO	$31,460	$27,189	$25,248	$27,537	$25,006
Capital improvements/reserves	(49)	(49)	(49)	(48)	(47)
Straight line rent adjustment	(4,547)	(4,520)	(4,030)	(4,038)	(4,085)
Cost of debt extinguishment	132	1,404	3,567	48	28
Other gains	(379)	-	-	-	-
Amortization of debt issuance costs	452	486	433	424	538
Amortization of net mortgage premiums	(74)	205	(29)	(41)	(48)
Gain on interest rate swaps and other non-cash interest expense	-	-	(1,280)	-	(2,219)
Amortization of lease intangibles	11	99	188	200	(109)
Acquisition expenses	-	-	-	-	2,624
AFFO	$27,006	$24,813	$24,048	$24,082	$21,688

Diluted weighted average shares outstanding[1]	20,096	19,147	18,051	17,009	15,924
Net earnings per share, basic and diluted	$0.84	$0.68	$0.89	$0.81	$0.86
FFO per diluted share	1.57	1.42	1.40	1.62	1.57
AFFO per diluted share	1.34	1.30	1.33	1.42	1.36

1 Diluted weighted average number of shares of our common stock and membership units in Broadstone Net Lease, LLC outstanding computed in accordance with GAAP.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	7

Q4 2017 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,186,141	$1,891,708	$1,775,293	$1,695,815	$1,637,700
Accounted for using the direct financing method	41,617	41,612	41,607	47,272	47,271
Investment in rental property, net	2,227,758	1,933,320	1,816,900	1,743,087	1,684,971
Cash and cash equivalents	9,355	13,698	35,752	32,804	21,635
Restricted cash	744	925	8,019	6,833	1,468
Accrued rental income	52,018	47,766	43,930	40,335	36,577
Tenant and other receivables, net	897	1,120	900	3,175	355
Tenant and capital reserves	943	897	848	799	767
Prepaid expenses and other assets	267	699	1,202	656	260
Notes receivable	6,527	6,527	6,527	6,527	6,527
Investment in related party	10,000	10,000	10,000	10,000	10,000
Interest rate swap, assets	11,008	7,493	7,781	10,515	9,598
Intangible lease assets, net	242,659	205,469	190,467	179,924	168,121
Debt issuance costs – unsecured revolver, net	3,026	3,139	3,325	682	446
Leasing fees, net	13,554	13,046	12,526	11,989	11,329
Total assets	$2,578,756	$2,244,099	$2,138,177	$2,047,326	$1,952,054
Liabilities and equity
Unsecured revolver	$273,000	$126,500	$90,000	$120,000	$102,000
Mortgages and notes payable, net	67,832	57,883	67,705	91,326	106,686
Unsecured term notes, net	836,912	721,907	721,670	658,171	657,891
Interest rate swap, liabilities	5,020	7,119	7,691	8,472	10,217
Accounts payable and other liabilities	20,345	18,426	18,233	19,151	17,396
Due to related parties	722	1,688	1,310	406	364
Tenant improvement allowances	5,669	6,627	5,627	7,204	9,490
Accrued interest payable	3,311	4,880	2,439	1,457	1,602
Intangible lease liabilities, net	81,744	66,303	56,704	48,756	47,871
Total liabilities	1,294,555	1,011,333	971,379	954,943	953,517
Commitments and contingencies[1]
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value; 20,000 shares authorized, no shares issued or outstanding	—	—	—	—	—
Common stock, $0.001 par value; 80,000 shares authorized, 18,909 and 15,158 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	19	18	17	16	15
Additional paid-in capital	1,301,979	1,253,431	1,176,319	1,098,696	1,009,431
Subscriptions receivable	(15)	(470)	-	(250)	(9,790)
Cumulative distributions in excess of retained earnings	(120,280)	(112,725)	(102,711)	(96,692)	(89,960)
Accumulated other comprehensive income	5,122	(40)	(318)	4,438	2,092
Total Broadstone Net Lease, Inc. stockholders’ equity	1,186,825	1,140,214	1,073,307	1,006,208	911,788
Non-controlling interests	97,376	92,552	93,491	86,175	86,749
Total equity	1,284,201	1,232,766	1,166,798	1,092,383	998,537
Total liabilities and equity	$2,578,756	$2,244,099	$2,138,177	$2,047,326	$1,952,054

1 See Notes to Financial Statements.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	8

Q4 2017 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	18,909
Membership Units	1,551
Common Stock & OP Units	20,461
Price Per Share / Unit	$81.00
IMPLIED EQUITY MARKET CAPITALIZATION	$1,657,318
% of Total Capitalization	58.4%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$273,000
Unsecured Term Loan Facilities	690,000
Unsecured Term Loan - 2021	325,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	100,000
Senior Unsecured Notes - 2027	150,000
Mortgage Debt - Various	68,470
TOTAL DEBT	$1,181,470
% of Total Capitalization	41.6%
% of Total Capitalization Floating Rate Debt	6.1%
% of Total Capitalization Fixed Rate Debt	35.5%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$2,838,788
Less: Cash and Cash Equivalents	(9,355)
Enterprise Value	$2,829,433

$325 million loan facility is depicted with extension options. The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $81 as of December 31, 2017. The data presented assumes cash balances used to pay down line of credit (LOC) after month-end. The fixed/hedged unsecured debt encompasses both outstanding term notes and a portion of BNL’s LOC.

Equity Summary

(unaudited, dollars in millions)

Broadstone Net Lease raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a $15 million cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	9

Q4 2017 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	2015 Unsecured Term Loan Agreement	5.5-Year Term Loan	7-Year Term Loan	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2018	$-	$-	$-	$-	$-	$3,127	$3,127
2019	325,000	-	-	-	-	3,351	328,351
2020	-	-	-	-	-	8,777	8,777
2021	-	-	-	-	-	18,263	18,263
2022	-	-	-	273,000	-	25,495	298,495
Thereafter	-	265,000	100,000	-	150,000	9,457	524,457
Total	$325,000	$265,000	$100,000	$273,000	$150,000	$68,470	$1,181,470

	Outstanding Balance December 31,
	2017	2016	Interest Rate	Maturity Date
2015 Unsecured Term Loan Agreement	$325,000	$375,000	1 month LIBOR + 1.40%	Feb. 2019
2017 Unsecured Revolving Credit and Term Loan Agreement
Revolver	273,000	-	1 and 3 month LIBOR + 1.20%	Jan. 2022
5.5-Year Term Loan	265,000	-	1 month LIBOR + 1.35%	Jan. 2023
7-Year Term Loan	100,000	-	1 month LIBOR + 1.90%	Jun. 2024
	638,000	-
2017 Senior Notes	150,000	-	4.84%	Apr. 2027
2012 Unsecured Credit Agreement
Term Note	-	50,000	3 month LIBOR + 1.45%	Jun. 2017
Term Note	-	50,000	1 month LIBOR + 1.45%	Jun. 2017
Revolver	-	102,000	1 month LIBOR + 1.45%	Jun. 2017
	-	202,000
2013 Unsecured Credit Agreement	-	185,000	1 month LIBOR + 1.75% to 2.50%	Oct. 2018
Total	1,113,000	762,000
Debt issuance costs, net	(3,088)	(2,109)
	1,109,912	759,891

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Q4 2017 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

Broadstone Net Lease utilizes diversified sources of debt capital including unsecured bank debt, private placement and secured mortgages (where appropriate).

$325 million term loan facility depicted with extension options.

Interest Rate Exposure

Broadstone Net Lease uses interest rate swaps to mitigate the impact of interest rate variability. The intended net impact of the swaps is that the Company pays a fixed interest rate on its variable rate borrowings.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	11

Q4 2017 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2017, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of December 31, 2017
Leverage ratio	≤ 0.60 to 1.00	0.45
Secured indebtedness ratio	≤ 0.40 to 1.00	0.03
Unencumbered coverage ratio	≥ 1.75 to 1.00	5.33
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.13
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.49
Dividends and other restricted payments	Only applicable in case of default	Not applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	12

Q4 2017 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2017.

Q1 2017
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	10	545	20.0	89,716
Total Properties	10	545	20.0	89,716
Weighted average cash cap rate				7.5%

Q2 2017
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	27	147	19.8	51,598
Healthcare	9	125	12.6	39,289
Industrial	2	87	17.0	12,250
Total Properties	38	359	16.9	103,137
Weighted average cash cap rate				7.2%

Q3 2017
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	10	213	13.7	24,599
Healthcare	6	94	14.3	28,432
Industrial	5	546	11.2	73,927
Office	1	157	15.1	32,210
Total Properties	22	1,010	13.0	159,168
Weighted average cash cap rate				7.7%

Q4 2017
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	30	226	15.4	69,222
Healthcare	9	117	12.4	37,641
Industrial	6	1,080	14.8	119,917
Office	4	327	12.7	66,565
Other	5	148	12.9	38,278
Total Properties	54	1,898	14.0	331,623
Weighted average cash cap rate				7.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	13

Q4 2017 SUPPLEMENTAL INFORMATION

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2017.

Q1 2017
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	1	12	5,300	6,320	5,127	6.9%
Total Properties	1	12	5,300	6,320	5,127	6.9%

Q2 2017
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	1	8	1,803	2,171	1,419	7.6%
Healthcare	2	16	4,112	5,854	3,830	7.2%
Industrial	2	245	12,439	16,100	10,859	8.0%
Total Properties	5	270	18,354	24,125	16,108	7.8%

Q3 2017
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	1	5	1,627	2,135	1,565	7.4%
Industrial	3	296	23,650	25,590	20,759	7.5%
Total Properties	4	301	25,277	27,725	22,324	7.5%

Q4 2017
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	3	32	6,145	8,362	5,365	7.2%
Total Properties	3	32	6,145	8,362	5,365	7.2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	14

Q4 2017 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	528
States	40
Total Building Sq. Footage	15.9M
Enterprise Value	$2.8B
Tenants	134
Brands	112
Industries	43
% Leased	100%
Physical Occupancy (based on SF)	99.6%
Top Ten Tenant Concentration	26.0%
Investment Grade (tenant/guarantor)	11.1%
Financial Reporting Coverage	87.8%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	13.1 years

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 10 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster Hospitality	25	$7,239	3.8%	203	1.3%
Art Van Furniture	9	6,594	3.4%	542	3.4%
Jack's Family Restaurants	36	5,851	3.0%	121	0.8%
Outback Steakhouse	24	5,337	2.8%	152	1.0%
Big Tex Trailer Manufacturing	17	4,579	2.4%	1,302	8.2%
Siemens	2	4,462	2.3%	545	3.4%
Nestle' Dreyer's Ice Cream Company	1	4,227	2.2%	309	1.9%
Nationwide Mutual Insurance Company	2	3,977	2.1%	407	2.6%
Arkansas Surgical Hospital	1	3,964	2.1%	128	0.8%
Bob Evans Restaurants	25	3,691	1.9%	131	0.8%
Total Top 10 Tenants	142	$49,921	26.0%	3,841	24.1%

Top 10 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Bob Evans Farms	27	$7,325	3.8%	462	2.9%
Red Lobster	25	7,239	3.8%	203	1.3%
Art Van Furniture	9	6,594	3.4%	542	3.4%
Jack's Family Restaurants	36	5,851	3.0%	121	0.8%
Taco Bell	41	5,159	2.7%	103	0.6%
Wendy's	35	4,961	2.6%	105	0.7%
Outback Steakhouse	22	4,667	2.4%	139	0.9%
Big Tex Trailers	17	4,579	2.4%	1,302	8.2%
Siemens	2	4,462	2.3%	545	3.4%
Nestle'	1	4,227	2.2%	309	1.9%
Total Top 10 Brands	215	$55,064	28.6%	3,831	24.1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	15

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare - Clinical	46	22,725	11.8%	1,129	7.1%
Healthcare - Surgical	13	9,656	5.0%	322	2.0%
Healthcare - Other	35	8,342	4.4%	340	2.1%
Healthcare Total	94	40,722	21.2%	1,791	11.2%
Industrial - Flex	9	10,911	5.7%	1,371	8.6%
Industrial - Manufacturing	42	20,212	10.5%	4,415	27.7%
Industrial - Warehouse/Distribution	19	22,201	11.5%	2,962	18.6%
Industrial - Other	4	6,531	3.4%	744	4.7%
Industrial Total	74	59,855	31.1%	9,493	59.6%
Retail - Casual Dining	104	22,754	11.8%	657	4.1%
Retail – Quick Service Restaurants	133	20,603	10.7%	409	2.6%
Retail - Other	95	22,443	11.7%	1,735	10.9%
Retail Total	332	65,800	34.2%	2,802	17.6%
Office Total	15	18,707	9.7%	1,369	8.6%
Other Total	13	7,292	3.8%	473	3.0%
Total	528	192,377	100.0%	15,928	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	237	43,357	22.5%	1,067	6.7%
Health Care Facilities	82	35,383	18.4%	1,446	9.1%
Home Furnishing Retail	17	9,473	4.9%	1,012	6.4%
Specialized Consumer Services	37	9,406	4.9%	741	4.7%
Packaged Foods & Meats	5	8,758	4.6%	727	4.6%
Auto Parts & Equipment	31	8,721	4.5%	2,008	12.6%
Health Care Services	11	5,361	2.8%	334	2.1%
Industrial Conglomerates	2	4,462	2.3%	545	3.4%
Multi-line Insurance	2	3,977	2.1%	407	2.6%
Life Sciences Tools & Services	5	3,899	2.0%	301	1.9%
Distributors	10	3,886	2.0%	336	2.1%
Air Freight & Logistics	2	3,589	1.9%	226	1.4%
Industrial Machinery	11	3,476	1.8%	782	4.9%
Food Retail	7	3,243	1.7%	22	0.1%
Metal & Glass Containers	3	3,140	1.6%	516	3.2%
All others (28)	66	42,245	22.0%	5,458	34.3%
Total Industries	528	192,377	100.0%	15,928	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	16

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 528 TOTAL STATES: 40

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	49	20,047	10.4%	1,832	11.5%	LA	2	2,726	1.4%	161	1.0%
FL	47	15,407	8.0%	721	4.5%	NM	7	2,359	1.2%	77	0.5%
WI	30	13,960	7.3%	1,365	8.6%	KS	7	2,343	1.2%	72	0.4%
MI	25	13,036	6.8%	1,255	7.9%	UT	6	2,143	1.1%	155	1.0%
PA	16	8,944	4.6%	1,067	6.7%	AZ	3	2,081	1.1%	138	0.9%
NC	21	8,772	4.6%	1,064	6.7%	WA	12	2,059	1.1%	103	0.6%
MN	15	8,507	4.4%	1,101	6.9%	IA	1	1,657	0.9%	411	2.6%
OH	30	8,184	4.3%	610	3.8%	CT	2	1,573	0.8%	55	0.3%
IL	15	8,070	4.2%	745	4.7%	WV	8	1,564	0.8%	36	0.2%
CA	9	8,045	4.2%	674	4.2%	NE	5	1,547	0.8%	164	1.0%
NY	13	7,613	4.0%	413	2.6%	CO	4	1,384	0.7%	100	0.6%
AL	43	7,297	3.8%	163	1.0%	MD	3	1,303	0.7%	99	0.6%
AR	11	7,089	3.7%	284	1.8%	NV	2	1,250	0.6%	81	0.5%
OK	30	6,177	3.2%	623	3.9%	NJ	4	1,006	0.5%	18	0.1%
IN	19	5,860	3.0%	626	3.9%	SC	4	996	0.5%	192	1.2%
TN	27	4,467	2.3%	137	0.9%	DE	3	648	0.3%	35	0.2%
GA	17	3,828	2.0%	607	3.8%	WY	1	279	0.1%	21	0.1%
VA	10	3,454	1.8%	61	0.4%	MS	1	256	0.1%	7	0.0%
KY	15	3,196	1.7%	144	0.9%	MA	1	115	0.1%	9	0.1%
MO	9	3,037	1.6%	496	3.1%	OR	1	96	0.0%	4	0.0%
						Total	528	192,377	100.0%	15,928	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	17

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 13.1 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2018	1	106	0.1%	2	0.0%
2019	2	280	0.1%	8	0.1%
2020	3	1,099	0.6%	95	0.6%
2021	4	578	0.3%	9	0.1%
2022	3	2,442	1.3%	87	0.5%
2023	13	6,836	3.6%	724	4.5%
2024	15	14,023	7.3%	1,741	10.9%
2025	8	1,038	0.5%	28	0.2%
2026	28	11,970	6.2%	801	5.0%
2027	35	18,596	9.7%	1,726	10.8%
2028	29	13,563	7.1%	1,169	7.3%
2029	62	17,901	9.3%	2,664	16.7%
Thereafter	325	103,945	53.9%	6,872	43.1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	18

Q4 2017 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

At the current share price of $81.00, the $0.43/share monthly dividend results in a dividend yield of 6.4% for new investments.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	19

Q4 2017 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s independent directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the 2002 White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, and impairment charges related to previously depreciated real estate assets. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, acquisition expenses, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	20